                                                                       EXHIBIT G


                        FORM OF NOTE TO BE EXECUTED BY
                            BORROWING APPLICANT TO
                           ALLIANT INDUSTRIES, INC.

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of Alliant Industries, Inc. (the "Lender") at its principal office in Madison, Wisconsin, on demand but in any event not later than one year after the date of such loan, the principal sum set forth on the grid on the reverse side hereof as "Principal Amount Outstanding." This note may be prepaid in full at any time or in part from time to time without premium or penalty. The Principal Amount Outstanding shall bear interest, calculated daily, at a rate equal to . Interest will be calculated on the daily Principal Amount Outstanding as indicated on the grid on the reverse side hereof or attached hereto.



                                                     ___________________________
                                                         (Name of Borrower)


                                                     By: _______________________

                                                     Title: ____________________

                                                     Date: _____________________

                                  Principal
               Loan                 Amount
Date        (Repayment)           Outstanding         Rate        Interest

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------

--------- ----------------     -------------------  --------  -----------------